Exhibit 99.28

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
September 30, 2000



Expected B Maturity 7/15/03


Blended Coupon 5.9181%


Excess Protection Level
3 Month Average   6.00%
September, 2000   5.95%
August, 2000   5.79%
July, 2000   6.25%


Cash Yield19.26%


Investor Charge Offs 4.49%


Base Rate 8.81%


Over 30 Day Delinquency 4.99%


Seller's Interest 8.50%


Total Payment Rate13.85%


Total Principal Balance$54,293,652,263.17


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$4,612,451,744.68